united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-03790

Pear Tree Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Suite 202

Lincoln, MA 01773

(Address of principal executive offices)

(Zip code)

Willard L. Umphrey

Pear Tree Advisors, Inc.

55 Old Bedford Road

Lincoln, MA 01773

(Name and address of agent for service)

Registrant's telephone number, including area code: (781) 676-5900

Date of fiscal year end: 08/31

Date of reporting period: 08/31/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Essex Environmental Opportunities Fund*

(A Series of Unified Series Trust)

Institutional Class (GEOSX)

Investor Class (EEOFX)

Annual Report

August 31, 2021

*	As of September 1, 2021, Essex Environmental Opportunities Fund became, and is now known as, Pear Tree Essex Environmental Opportunities Fund, a series of Pear Tree Funds.

Management’s Discussion of Fund Performance

(Unaudited)

Dear Fellow Shareholders,

To say that the past fiscal year has been extraordinary would be a massive understatement. Over the past twelve months there has been a continuation of a global pandemic, trade disputes and conflicts with our most important partners, an extremely disorderly transition of political power in the United States, widespread shortages and supply chain disruptions, and inflationary pressures that we haven’t experienced for several decades. Nearly every individual and every company on the planet has been negatively affected in some way by one or more of these events. As if this list of maladies is not enough, the Intergovernmental Panel on Climate Change released its latest update reminding us of the climate crisis on hand and the need for urgent action to prevent a worsening of environmental and planetary challenges.

Throughout these challenges, most global stock markets continued their upward trajectories, fueled by low interest rates and highly supportive governmental fiscal and monetary policies. The Essex Environmental Opportunities Fund (the ‘Fund”) had a year of exceptional investment performance with an investment return (net of fees) of more than 62% for the year ended August 31, 2021. In contrast, the MSCI World Index1 benchmark had an annual return of a little more than 29% over the same period. Since its inception on September 1, 2017, the Fund has an annualized return of 19.9% versus 14.4% for the MSCI World Index over the same period.

The strong investment return for the Fund this past year was propelled primarily by positive stock selection. Eight of the Fund’s holdings had returns of greater than 100% for the twelve months ended August 31, 2021. The Fund’s best performing stock over this period was Aspen Aerogels, Inc. (ASPN, NYSE), which soared more than 400%. Aspen designs and manufactures highly efficient insulation solutions, mainly to energy and commercial building infrastructure. The company is applying its insulation technology to lithium-ion battery modules to limit thermal runaway and associated battery fires. We believe that this new direction for the company will accelerate significant growth for the next decade. Amyris, Inc. (AMRS, NASDAQ), a provider of synthetic biology solutions, was also a strong performer over the past year. Amyris produces oils and ingredients from sustainable sources for use in clean beauty products, food products and healthcare solutions. The company benefited from new product launches, monetization of some existing product offerings and an important restructuring of its balance sheet to meaningfully reduce its debt levels. The Fund’s third best performing stock over the past year has been Raven Industries

[1]	MSCI and the name of the index are trademarks and service marks of MSCI Inc. or its subsidiaries.

Management’s Discussion of Fund Performance

(Unaudited) (continued)

(RAVN, NASDAQ). Raven’s largest division provides high tech agricultural solutions like precision planting, fertilizing and guidance to improve farm yields while saving resources. During the past few months, Raven has agreed to a takeover offer from global ag equipment producer CNH Industrial (CNHI, NYSE). While the takeover price for Raven was attractive, we are sad to see this well-managed ag-tech company leave our portfolio.

On the negative side, the Fund performance was negatively impacted by our investments in a few special purpose acquisition companies (or SPACs) as well as weakness in renewable energy stocks. Our missteps included investments in two SPACs in particular: AppHarvest (APPH, NASDAQ) and Lordstown Motors (RIDE, NASDAQ). In hindsight, although these companies both have interesting technologies that have the potential to positively improve our environment, neither company was ready for the public markets. AppHarvest is building hi-tech greenhouses that aim to improve yields while reducing input costs, and Lordstown is in the early stages of building electric pick-up trucks aimed at commercial fleets. We have sold our positions in both companies given early growth challenges. Elsewhere, our investment in renewable energy companies has been a source of underperformance in recent months. Sunrun (RUN, NASDAQ), a provider of rooftop solar and storage solutions, has lagged in calendar year 2021 after a very strong run in calendar year 2020 as it has faced a number of investor fears: rising costs, interest rate risk, tariff disputes, and uncertainty around future industry incentives. We have limited the Fund’s exposure to rooftop solar installers by selling its position in Sunrun’s peer Sunnova (NOVA, NYSE), but continue to own Sunrun as we feel that the investor concerns are overblown and the growth outlook remains robust.

If there is one thing that became increasingly clear to us in the past year, it is that the world needs solutions to global environmental problems now more than ever. The severity and frequency of storms continues to negatively impact our cities and their inhabitants. The proverbial 100-year storm has become anything but that. Our electrical grid continues to fail on a routine basis. Wildfires continue to rage. Drought conditions in the Western US and South America are resulting in declines in harvests and shutdowns of power from hydroelectric plants. People are suffering.

We believe that the companies in which we invest Fund assets are capable of providing solutions to these challenges. To give a few examples: the Fund owns a company that allows desalination plants to operate with up to 60% less energy; the Fund owns a former shipping company that now owns a fleet of vessels that help install and service off-shore wind turbines; the Fund owns a fuel cell company that we believe is poised to benefit from a shift to green hydrogen; and the Fund owns a semiconductor company that is leading a

Management’s Discussion of Fund Performance

(Unaudited) (continued)

revolution in power semiconductor design and manufacturing to increase the efficiency and range of electric vehicles. The Fund’s portfolio is entirely focused on investing in companies that will help to provide solutions to our global problems. We believe the outlook for these secular growth opportunities remains robust.

As you know, the recent shareholder vote approved a merger of the Fund into a new successor fund, a series of Pear Tree Funds. Pear Tree Essex Environmental Opportunities Funds is manged by Pear Tree Advisers, Inc. Essex Investment Management Company, LLC. is serving as the investment sub-adviser. We will continue to serve as co-portfolio managers. The goals of this transaction are to help strengthen our distribution, increase our assets under management, and allow the Essex investment team to spend more time managing the portfolio and assessing climate solutions. The successor fund will continue to pursue substantially the same investment strategy as the Fund.

As we reflect on the four years that we have been managing the Essex Environmental Opportunities Fund, we are proud of our investment track record and outperformance versus our benchmark over the one-year, three-year and since inception time periods. We thank you for your joining us in this journey to improve the world while providing attractive investment returns and are hopeful that you continue our journey with Pear Tree Essex Environmental Opportunities Fund.

Sincerely,

Bill Page & Rob Uek

Co-Portfolio Managers

Essex Investment Management Co., LLC

Investment Results (Unaudited)

Average Annual Total Returns(a) (for the periods ended August 31, 2021)

			Since Inception
	One Year	Three Years	September 1, 2017
Essex Environmental Opportunities Fund
Institutional Class	62.39%	24.47%	19.90%
Investor Class	61.95%	24.15%	19.61%
MSCI World Index (b)	29.76%	14.96%	14.42%

		Expense Ratios(c)
		Institutional Class	Investor Class
Gross		2.43%	2.68%
With Applicable Waivers		1.01%	1.26%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Essex Environmental Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 326-2151.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of the Index.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2020. Essex Investment Management Company, LLC (the “Adviser”) contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through December 31, 2021. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/ expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2021 can be found in the financial highlights.

The Fund was reorganized as Pear Tree Essex Environmental Opportunities Fund, a series of Pear Tree Funds (the “Successor Fund”), on August 31, 2021. You should consider the Successor Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Successor Fund’s prospectus contains important information about the Successor Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Successor Fund’s prospectus or performance data current to the most recent month by calling (800) 326-2151.

During the periods covered by the financial statements presented in this report, the Fund was distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Essex Environmental
Opportunities Fund, Institutional Class and the MSCI World Index

This graph shows the value of a hypothetical initial investment of $100,000 made on September 1, 2017 (commencement of operations) and held through August 31, 2021. The MSCI World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of that index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Successor Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 326-2151. You should carefully consider the investment objectives, risks, charges and expenses of the Successor Fund before investing. The Successor Fund’s prospectus contains this and other information about the Successor Fund and should be read carefully before investing.

During the periods covered by the financial statements presented in this report, the Fund was distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percent of net assets.

The investment objective of the Essex Environmental Opportunities Fund (the “Fund”) is long-term capital appreciation.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Successor Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.peartreefunds.com.

Essex Environmental Opportunities Fund*
Schedule of Investments
August 31, 2021

	Shares	Fair Value
COMMON STOCKS — 94.62%

Belgium — 2.30%
Materials — 2.30%
Umicore SA	23,360	$1,537,170

Canada — 0.78%
Technology — 0.78%
Farmers Edge Inc.(a)	115,982	521,241

Denmark — 2.02%
Utilities — 2.02%
Orsted A/S	8,485	1,348,918

Germany — 8.52%
Energy — 1.38%
SMA Solar Technology AG	19,305	924,603

Industrials — 1.90%
Aumann AG(a)	61,785	1,269,422

Technology — 5.24%
Infineon Technologies AG	37,854	1,611,775
PSI Software AG	38,972	1,886,805
		3,498,580
Total Germany		5,692,605

Ireland — 3.65%
Materials — 3.65%
Kingspan Group PLC	21,370	2,440,404

Israel — 3.07%
Technology — 3.07%
Kornit Digital Ltd.(a)	15,720	2,049,416

Japan — 4.29%
Industrials — 4.29%
Keyence Corp.	3,026	1,816,642
Kurita Water Industries Ltd.	22,331	1,047,373
Total Japan		2,864,015

Netherlands — 2.48%
Industrials — 2.48%
Sensata Technologies Holding NV(a)	27,978	1,655,738

Norway — 0.80%
Energy — 0.80%
NEL ASA(a)	323,512	531,344

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund*
Schedule of Investments (continued)
August 31, 2021

	Shares	Fair Value
COMMON STOCKS — 94.62% (continued)

Switzerland — 2.59%
Energy — 2.59%
Landis+Gyr Group AG(a)	22,619	$1,729,774

United Kingdom — 2.80%
Consumer Discretionary — 2.80%
Aptiv PLC	12,283	1,869,350

United States — 61.32%
Consumer Discretionary — 4.92%
Aspen Aerogels, Inc.(a)	75,090	3,285,188

Energy — 9.60%
Array Technologies, Inc.(a)	75,556	1,440,853
Eneti Inc.	60,250	1,115,830
Enphase Energy, Inc.(a)	11,350	1,971,835
Sunrun, Inc.(a)	42,643	1,886,953
		6,415,471
Financials — 3.57%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	39,509	2,385,158

Industrials — 28.31%
Badger Meter, Inc.	17,508	1,874,932
Bloom Energy Corp., Class A(a)	47,834	1,024,604
Cognex Corp.	16,477	1,460,192
Energy Recovery, Inc.(a)	96,078	1,962,874
Generac Holdings, Inc.(a)	5,367	2,345,271
Iteris, Inc.(a)	242,082	1,379,867
Itron, Inc.(a)	18,911	1,588,713
Lindsay Corp.	7,872	1,296,912
Raven Industries, Inc.	34,257	1,998,896
Trimble, Inc.(a)	21,566	2,031,948
Watts Water Technologies, Inc., Class A	11,424	1,960,016
		18,924,225
Materials — 12.25%
Albemarle Corp.	10,787	2,553,714
Amyris, Inc.(a)	125,739	1,892,372
Livent Corp.(a)	77,555	1,928,793
MP Materials Corp.(a)	54,098	1,816,070
		8,190,949

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund*
Schedule of Investments (continued)
August 31, 2021

	Shares	Fair Value
COMMON STOCKS — 94.62% (continued)

United States — 61.32% (continued)
Technology — 2.67%
Cree, Inc.(a)	20,992	$1,783,900

Total United States		40,984,891
Total Common Stocks (Cost $47,427,331)		63,224,866

MONEY MARKET FUNDS — 5.46%
Fidelity Investments Money Market Government Portfolio, Class I, 0.01%(b)	3,650,559	3,650,559
Total Money Market Funds (Cost $3,650,559)		3,650,559
Total Investments — 100.08% (Cost $51,077,890)		66,875,425
Liabilities in Excess of Other Assets — (0.08)%		(51,042)
NET ASSETS — 100.00%		$66,824,383

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of August 31, 2021.

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund (the “Fund”) was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund*
Statement of Assets and Liabilities
August 31, 2021

Assets
Investments in securities at fair value (cost $51,077,890)	$66,875,425
Receivable for fund shares sold	34,334
Dividends receivable	8,091
Tax reclaims receivable	19,692
Prepaid expenses	8,864
Total Assets	66,946,406
Liabilities
Payable for fund shares redeemed	52,842
Payable to Adviser	25,291
Payable to affiliates	13,067
Other accrued expenses	30,823
Total Liabilities	122,023
Net Assets	$66,824,383
Net Assets consist of:
Paid-in capital	47,548,963
Accumulated earnings	19,275,420
Net Assets	$66,824,383
Institutional Class:
Net Assets: Institutional Class	$66,560,974
Shares outstanding (unlimited number of shares authorized, no par value)	3,276,149
Net asset value, offering and redemption price per share	$20.32
Investor Class:
Net Assets: Investor Class	$263,409
Shares outstanding (unlimited number of shares authorized, no par value)	13,094
Net asset value, offering and redemption price per share	$20.12

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund (the “Fund”) was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund*
Statement of Operations
For the year ended August 31, 2021

Investment Income
Dividend income (net of foreign taxes withheld of $11,955)	$206,559
Total investment income	206,559
Expenses
Adviser	351,850
Administration	48,771
Fund accounting	47,312
Transfer agent	25,319
Legal	19,507
Audit and tax	18,561
Custodian	18,081
Registration	14,663
Trustee	13,983
Compliance services	12,000
Report printing	8,472
Pricing	3,208
Insurance	1,060
12b-1 - Investor Class	306
Miscellaneous	27,937
Total expenses	611,030
Fees waived and expenses reimbursed by Adviser	(145,592)
Net operating expenses	465,438
Net investment loss	(258,879)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	4,250,877
Net realized loss on foreign currency translations	(2,063)
Net change in unrealized appreciation of investment securities and foreign currency translations	12,264,812
Net realized and change in unrealized gain on investments	16,513,626
Net increase in net assets resulting from operations	$16,254,747

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund (the “Fund”) was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund*
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(258,879)	$(51,248)
Net realized gain on investment securities transactions and foreign currency translations	4,248,814	320,683
Net change in unrealized appreciation of investment securities and foreign currency translations	12,264,812	3,271,582
Net increase in net assets resulting from operations	16,254,747	3,541,017
Distributions to Shareholders from Earnings
Institutional Class	(499,608)	—
Investor Class	(814)	—
Total distributions	(500,422)	—
Capital Transactions - Institutional Class
Proceeds from shares sold	38,602,457	11,445,125
Reinvestment of distributions	483,049	—
Amount paid for shares redeemed	(10,734,342)	(1,381,489)
Total Institutional Class	28,351,164	10,063,636
Capital Transactions - Investor Class
Proceeds from shares sold	239,425	39,289
Reinvestment of distributions	814	—
Amount paid for shares redeemed	(60,064)	(14,529)
Total Investor Class	180,175	24,760
Net increase in net assets resulting from capital transactions	28,531,339	10,088,396
Total Increase in Net Assets	44,285,664	13,629,413
Net Assets
Beginning of year	22,538,719	8,909,306
End of year	$66,824,383	$22,538,719

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund (the “Fund”) was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

The Fund’s Investor class and Institutional class shareholders received Ordinary Shares and Institutional Shares, respectively, of Pear Tree Essex Environmental Opportunities Fund effective as of the close of business August 31, 2021. See Note 1 of the accompanying Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund*
Statements of Changes in Net Assets (continued)

	For the	For the
	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
Share Transactions - Institutional Class**
Shares sold	2,139,067	1,018,044
Shares issued in reinvestment of distributions	28,183	—
Shares redeemed	(658,911)	(131,090)
Total Institutional Class	1,508,339	886,954
Share Transactions - Investor Class**
Shares sold	12,817	3,703
Shares issued in reinvestment of distributions	48	—
Shares redeemed	(3,284)	(1,788)
Total Investor Class	9,581	1,915
Net increase in shares outstanding	1,517,920	888,869

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund (the “Fund”) was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

**	The Fund’s Investor class and Institutional class shareholders received Ordinary Shares and Institutional Shares, respectively, of Pear Tree Essex Environmental Opportunities Fund effective as of the close of business August 31, 2021. See Note 1 of the accompanying Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund - Institutional Class
Financial Highlights*

(For a share outstanding during each year)

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018
Selected Per Share Data:
Net asset value, beginning of year	$12.72	$10.10	$10.71	$10.00
Investment operations:
Net investment loss	(0.07)	(0.03)	— (a)	(0.03)
Net realized and unrealized gain (loss)	7.95	2.65	(0.61)	0.74
Total from investment operations	7.88	2.62	(0.61)	0.71
Less distributions from:
Net realized gains	(0.28)	—	—	—
Total distributions	(0.28)	—	—	—
Net asset value, end of year	$20.32	$12.72	$10.10	$10.71
Total Return(b)	62.39%	25.94%	(5.70)%	7.10%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$66,561	$22,494	$8,893	$6,286
Ratio of net expenses to average net assets	0.99%	0.99%	1.03%	1.18%
Ratio of expenses to average net assets before waiver and reimbursement	1.30%	2.41%	3.97%	4.69%
Ratio of net investment loss to average net assets	(0.55)%	(0.37)%	(0.02)%	(0.36)%
Portfolio turnover rate(c)	41%	37%	30%	23%

(a)	Rounds to less than $0.005 per share.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund (the “Fund”) was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund - Investor Class
Financial Highlights*

(For a share outstanding during each year)

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018
Selected Per Share Data:
Net asset value, beginning of year	$12.63	$10.05	$10.69	$10.00
Investment operations:
Net investment loss	(0.06)	(0.06)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	7.83	2.64	(0.62)	0.72
Total from investment operations	7.77	2.58	(0.64)	0.69
Less distributions from:
Net realized gains	(0.28)	—	—	—
Total distributions	(0.28)	—	—	—
Net asset value, end of year	$20.12	$12.63	$10.05	$10.69
Total Return(a)	61.95%	25.67%	(5.99)%	6.90%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$263	$44	$16	$17
Ratio of net expenses to average net assets	1.24%	1.24%	1.28%	1.43%
Ratio of expenses to average net assets before waiver and reimbursement	1.55%	2.66%	4.22%	4.94%
Ratio of net investment loss to average net assets	(0.80)%	(0.63)%	(0.24)%	(0.54)%
Portfolio turnover rate(b)	41%	37%	30%	23%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund (the “Fund”) was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund*
Notes to the Financial Statements

August 31, 2021

NOTE 1. ORGANIZATION

The information presented in this annual report, including the Notes to Financial Statements, reflects the activity and operations of the Fund for the year ended August 31, 2021. Effective after the close of business on August 31, 2021, and as described below, the Fund was reorganized into Pear Tree Essex Environmental Opportunities Fund, a newly created series of Pear Tree Funds (the “Successor Fund”). Please refer to Note 9 for additional information.

Essex Environmental Opportunities Fund (the “Fund” or the “Predecessor Fund”) was registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on August 7, 2017. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust filed on October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Fund Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Fund Board. The Fund commenced operations on September 1, 2017. The investment adviser to the Fund is Essex Investment Management Company, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Fund Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Successor Fund commenced investment operations as a new series of Pear Tree Funds on September 1, 2021 with three authorized classes: R6 Shares, Ordinary Shares and Institutional Shares. Immediately prior to commencing operations, the Successor Fund had acquired the assets and assumed the liabilities of the Predecessor Fund, in a tax-free reorganization (the “Reorganization”) as set out in an Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Predecessor Fund had offered two classes of shares: Investor Class shares and Institutional Class shares. The Plan of Reorganization was approved by the Fund’s Board of Trustees on February 11, 2021, by the Successor Fund’s Board of Trustees on May 19, 2021, and by the Predecessor Fund’s shareholders on August 16, 2021. The Reorganization was effected after the close of business on August 31, 2021. As a result of the Reorganization, the Successor Fund also assumed the performance and accounting history of the Predecessor Fund. Financial information included herein for the dates on or before August 31, 2021 is that of the Predecessor Fund.

*	After the close of business on August 31, 2021, Essex Environmental Opportunities Fund was reorganized into Pear Tree Essex Environmental Opportunities Fund, a new series of Pear Tree Funds.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

As part of the Reorganization, each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding class of the Successor Fund as noted below. No Predecessor Fund shareholder received any R6 Shares of the Successor Fund:

Predecessor Fund			Successor Fund
	Aggregate No.	Aggregate Net		Aggregate No.	Aggregate Net
Class	of Shares	Asset Value	Class	of Shares	Asset Value
Investor Class	13,094	$263,409	Ordinary Shares	13,094	$263,409
Institutional Class	3,276,149	$66,560,974	Institutional Shares	3,276,149	$66,560,974
			R6 Shares	-0-	$0

The aggregate amount of net unrealized appreciation of the Predecessor Fund’s investments transferred to the Successor Fund was as of August 31, 2021 $15,797,686.

Each of the Predecessor Fund and Successor Fund has as its investment objective to seek long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income.

As of and during the fiscal year ended August 31, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax-year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Dividends and Distributions – The Fund has distributed its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECTOR CONCENTRATION RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

impact all companies in a particular sector, and therefore the value of the Fund’s portfolio would be adversely affected. As of August 31, 2021, the Fund had 36.98% of the value of its net assets invested in stocks within the Industrials sector.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for regular business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$47,080,636	$16,144,230	$—	$63,224,866
Money Market Funds	3,650,559	—	—	3,650,559
Total	$50,731,195	$16,144,230	$—	$66,875,425

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Essex Investment Management Company, LLC (the “Adviser”), under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2021, the Adviser earned a fee of $351,850 from the Fund before the waiver and reimbursement described below.

The Adviser contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% of the average daily net assets of the Fund. The contractual agreement has been in place for the entire fiscal year ended August 31, 2021, and would have been in place through December 31, 2022 but for the reorganization with the Successor Fund. For the fiscal year ended August 31, 2021, the Adviser waived fees and reimbursed expenses in the amount of $145,592 for the Fund. At August 31, 2021, the Fund owed the Adviser $25,291. As of September 1, 2021, Pear Tree Advisor, Inc. (the “Manager”) is the investment manager of the Successor Fund and the Adviser is the sub-advisor.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2021, the amounts of investment advisory fee waivers and expense reimbursements subject to recoupment as follows:

Recoverable through

August 31, 2022	$189,034
August 31, 2023	195,335
August 31, 2024	145,592

During the fiscal years presented in the financial statements presented here, Ultimus Fund Solutions, LLC (“Ultimus”) provided administration, fund accounting and transfer agent services to the Fund. The Fund paid Ultimus fees in accordance with the agreements for such services. On September 1, 2021, the Manager became the administrator and Pear Tree Institutional Services, a division of the Manager, became the transfer agent. UMB Fund Services, LLC began providing fund accounting services and UMB Bank, n.a. began serving as the custodian.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

During the fiscal years presented in the financial statements presented here, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provided a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS received fees from the Fund, which had been approved annually by the Board. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners provided the Chief Compliance Officer to the Trust. As of September 1, 2021, U.S. Boston Capital Corporation became the distributor and the Manager provided a Chief Compliance officer to the Fund.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) during the fiscal years presented in the financial statements presented here, served the Manager as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor was compensated by the Adviser (not the Fund) for acting as principal underwriter.

During the fiscal years presented in the financial statements presented here, certain officers and a Trustee of the Trust were also employees of Ultimus and were not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,510 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,960 per fund from the Trust, and the Independent Chairman of the Board receives $3,160 per fund from the Trust. Independent Trustees also receive $1,000 for attending each special in-person meeting and $250 for special telephonic meetings. Prior to January 1, 2021, these fees were $2,290 for non-chairmen and $2,740 for all chairmen. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings. As of September 1, 2021, Trustees of Pear Tree Funds supervised the business activities of the Successor Fund.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the fiscal year ended August 31, 2021, Investor Class shares’ 12b-1 Expenses incurred by the Fund were $306.

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments, were $43,029,830 and $17,730,112, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2021.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$17,644,683
Gross unrealized depreciation	(1,847,180)
Net unrealized appreciation on investments	$15,797,503
Tax cost of investments	$51,077,922

The tax character of distributions paid for the fiscal year ended August 31, 2021 was as follows:

Distributions paid from:
Ordinary income(a)	$212,882
Net long-term capital gains	287,540
Total distributions paid	$500,422

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At August 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$55,467
Undistributed long-term capital gains	3,422,299
Unrealized appreciation on investments	15,797,654
Total accumulated earnings	$19,275,420

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

After the close of business on August 31, 2021, The Fund was reorganized into the Successor Fund and all assets and liabilities of the Fund became assets and liabilities of the Successor Fund. The Successor Fund has the same investment objective and follows substantially the same investment

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

strategy as the Fund. The Successor Fund is managed by Pear Tree Advisors, Inc. Essex Investment Management Company, LLC will serve as the Successor Fund’s investment sub-adviser. The Successor Fund has the same portfolio managers as the Fund. At the time of the Reorganization the Successor Fund has a fiscal year end of March 31; the Fund’s fiscal year end is August 31. On October 21, 2021, the Successor Fund’s Trustees changed the Successor Fund’s fiscal year end to March 31, to correspond to the fiscal year end applicable to each of the other Pear Tree Funds.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this valuation, management has determined there were no other items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of

Pear Tree Essex Environmental Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Essex Environmental Opportunities Fund (the “Fund”) (now knows as, Pear Tree Essex Environmental Opportunities Fund, a newly created series of Pear Tree Funds), including the schedule of investments, as of August 31, 2021, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended August 31, 2020 and the financial highlights for each of the three years in the period ended August 31, 2020 have been audited by other auditors, whose report dated October 30, 2020 expressed unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Pear Tree Funds since 2007.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

Report of Independent Registered Public Accounting Firm (continued)

presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 29, 2021

Change in Independent Auditor (Unaudited)

On May 20, 2021, the Pear Tree Funds’ Trustees approved the engagement of Tait Weller & Baker LLP (“Tait”) to serve as the independent registered public accounting firm for the Successor Fund on and after August 31, 2021 (the date of the Fund’s reorganization with and into a separate series of Pear Tree Funds), including for the fiscal year of the Predecessor Fund ended August 31, 2021. Cohen & Company, Ltd. (“Cohen”) had served as the Fund’s independent registered public accounting firm prior to that reorganization.

The reports of Cohen on the financial statements of the Fund as of and for the fiscal years ended August 31, 2019 and August 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During such fiscal years, and during the subsequent interim period ended February 28, 2021: (i) there were no disagreements between the Fund and Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During each of the fiscal years of the Fund ended August 31, 2019 and August 31, 2020, and during the subsequent interim period ended February 28, 2021, neither the Fund, nor anyone acting on its behalf, consulted with Tait on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you have incurred two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021. Your costs of investing in the Successor Fund are reflected in the Successor Fund’s prospectus as well as its financial statements for periods after August 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid	Annualized
	Account Value	Account Value	During	Expense
	March 1, 2021	August 31, 2021	Period(a)	Ratio
Essex Environmental Opportunities Fund – Institutional Class
Actual	$1,000.00	$1,063.30	$5.15	0.99%
Hypothetical(b)	$1,000.00	$1,020.21	$5.04	0.99%
Essex Environmental Opportunities Fund – Investor Class
Actual	$1,000.00	$1,061.70	$6.44	1.24%
Hypothetical(b)	$1,000.00	$1,018.95	$6.31	1.24%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account with the Fund in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 76.31% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 23.33% qualifies for the corporate dividends received deduction.

For the year ended August 31, 2021, the Fund designated $287,540 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Fund Board supervises the business activities of the Fund Trust. Each Fund Trustee serves as a trustee until termination of the Fund Trust unless the Fund Trustee dies, resigns, retires, or is removed. The Chairman of the Fund Board and more than 75% of the Fund Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Fund Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Fund Independent Trustees during the fiscal years included in the financial statements presented here.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.

Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Fund Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Fund Trust consists of 22 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Fund Interested Trustees and the Officers of the Fund Trust during the fiscal years included in the financial statements presented here.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013.

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Compliance of Ultimus Fund Solutions, LLC, since 2016.

Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.

Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Pear Tree Funds has different trustees and officers than Unified Series Trust’s officers and trustees. Information concerning the trustees and officers to the Pear Tree Funds is available at www.peartreefunds.com or by calling (800) 326-3151.

Investment Advisory Agreement Approval (Unaudited)

Approval of Management Contract Amendment and Sub-Advisory Agreement

At their May 20, 2021 meeting, Trustees of Pear Tree Funds considered a proposed amendment to the Management Contract between Pear Tree Funds and Pear Tree Advisors, Inc. (the “Manager”) and a Sub-Advisory Agreement (the “Essex Sub-Advisory Agreement”) between the Manager and Essex Investment Management Company, LLC (“Essex Investment Management”), each with respect to the Successor Fund. In connection with that meeting, the Pear Tree Funds Trustees received and reviewed a substantial amount of information provided by the Manager and Essex Investment Management in response to requests of the Pear Tree Funds Independent Trustees and their independent legal counsel. Throughout their consideration of the amendment and the Essex Sub-Advisory Agreement, the Pear Tree Funds Independent Trustees were advised by their independent legal counsel. The Pear Tree Funds Trustees met with management to consider the agreements, and the Pear Tree Funds Independent Trustees also met separately in executive session with their independent legal counsel.

Based on the Pear Tree Funds Trustees’ evaluation of the information provided by the Manager and Essex Investment Management, as well as other information, the Pear Tree Funds Trustees, including all of the Pear Tree Funds Independent Trustees, determined that the overall arrangements with respect to the Successor Fund and the Manager and Essex Investment Management, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Manager, its affiliates and Essex Investment Management, the fees charged for those services, and other matters that the Pear Tree Funds Trustees considered relevant in the exercise of their business judgment. At that meeting, the Pear Tree Funds Trustees, including the Pear Tree Funds Independent Trustees, unanimously approved the amendment to the Management Contract and the Essex Sub-Advisory Agreement with respect to the Successor Fund for an initial two-year period, subject to earlier termination as provided for in each agreement.

In considering those agreements, the Pear Tree Funds Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Pear Tree Funds Trustees’ determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Pear Tree Funds Trustees reviewed the nature, extent and quality of the services to be provided by the Manager and Essex Investment Management to the Successor Fund, taking into account, in the case of the Manager, the knowledge the Pear Tree Funds Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Pear Tree Funds, and in the case of the Successor Fund, the investment objective and strategy of the Successor Fund.

The Pear Tree Funds Trustees also reviewed the resources and key personnel of Essex Investment Management, particularly noting those employees who provide investment and risk management services to the Successor Funds. The Pear Tree Funds Trustees also considered other services expected to be provided to the Successor Fund by Essex Investment Management, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions.

The Pear Tree Funds Trustees, including the Pear Tree Funds Independent Trustees, concluded that the nature, extent and quality of the services to be provided by the Manager and Essex Investment Management to the Successor Fund would be appropriate and consistent with the terms of the Management Contract

Investment Advisory Agreement Approval (Unaudited) (continued)

and the Essex Sub-Advisory Agreement. They concluded that the Manager and Essex Investment Management had sufficient personnel, with the appropriate education and experience, to serve the Successor Fund effectively and had demonstrated a continuing ability to attract well-qualified personnel.

Management Fees and Expenses and Profitability

The Pear Tree Funds Trustees reviewed the contractual investment advisory and sub-advisory fee rates to be payable by the Successor Fund, as well as actual fees paid by the Successor Fund, net of waivers. They also reviewed the financial statements of Essex Investment Management. On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Manager and Essex Investment Management, the Pear Tree Funds Trustees, including the Pear Tree Funds Independent Trustees, concluded that the fees and the expense ratio of the Successor Fund are reasonable in relation to the services provided.

Performance of the Funds

The Pear Tree Funds Trustees also considered the limited performance results of the Predecessor Fund over various time periods, but primarily since inception.

Economies of Scale

The Pear Tree Funds Trustees considered information about the potential for the Manager to realize economies of scale as the assets of the Fund generally increase. Based on all of the information they reviewed, the Pear Tree Funds Trustees, including the Pear Tree Funds Independent Trustees, concluded that the current fee structure of the Successor Fund would be reasonable and that the current rates of fees reflect a sharing between the Manager and the Successor Fund of economies of scale at the current asset level of the Successor Fund.

Other Benefits to the Manager

The Pear Tree Funds Trustees also considered benefits that accrue to the Manager and its affiliates from their relationships with the Successor Fund. They recognized that the Manager also would serves as the transfer agent of the Successor Fund and as a fund administrator, sharing those responsibilities with UMB Fund Services, LLC, and that the distributor is an affiliate of the Manager. The Manager, in its capacities as transfer agent and fund administrator, and the distributor, receive compensation directly from the Successor Fund for services provided. The Pear Tree Funds Trustees, including the Pear Tree Funds Independent Trustees, concluded that, other than the services provided by the Manager and its affiliates pursuant to the agreements and the fees to be paid by the Successor Fund for such services, the Successor Fund and the Manager may potentially benefit from their relationship with each other in other ways. They also concluded that, among other things, success of the Successor Fund could attract other business to the Manager and its investment advisory affiliates, and that the success of the Manager could enhance the Manager’s ability to serve the Successor Fund.

* * *

After full consideration of the above factors, as well as other factors, the Pear Tree Funds Trustees, including the Pear Tree Funds Independent Trustees, concluded at their May 20, 2021 meeting that the proposed amendment to the Management Contract and the Essex Sub-Advisory Agreement would be in the best interest of the Successor Fund and its shareholders.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 326-2151 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 326-2151 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Fund Distributed by Ultimus Fund Distributors, LLC during the fiscal years included in the financial statements presented here

Member FINRA/SIPC

Essex-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)       There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)       Not applicable.

(f)(1) One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

Item 3. Audit Committee Financial Expert.

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2021 $14,300

FY 2020 $14,300

(b)	Audit-Related Fees

FY 2021 $0

FY 2020 $0

(c)	Tax Fees

FY 2021 $3,300

FY 2020 $3,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

FY 2021 $0

FY 2020 $0

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i) All audit and permissible non-audit services rendered to the Pear Tree Funds; and

(ii) All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)        Not applicable.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2021 $ 0 $ 0

FY 2020 $ 0 $ 0

(h)        Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)       Included as part of report to shareholders under Item 1.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(4)       Change in the registrant’s independent public accountant: Attached hereto

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pear Tree Funds

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date 11/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date 11/4/2021

By /s/ Leon Okurowski

Leon Okurowski, Treasurer

Date 11/2/2021